UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10395

Pioneer Series Trust VII

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  October 31, 2021

Date of reporting period: November 1, 2020 through October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Global High Yield Fund

Annual Report | October 31, 2021

A: PGHYX	C: PGYCX	Y: GHYYX

visit us: www.amundi.com/us

Pioneer Global High Yield Fund | Annual Report | 10/31/21 1

President’s Letter

Dear Shareholders,

The past year and a half has created unprecedented challenges for investors, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. As we move into the final months of 2021, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during the first half of this calendar year. The passage of two additional fiscal stimulus packages by US lawmakers last December and January also helped drive a strong market rally. However, the emergence of highly infectious variants of the virus has caused a recent spike in cases and hospitalizations, especially outside of the US. That development has contributed to a slowdown in the global economic recovery, as some foreign governments have reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines.

In the US, while performance of most asset classes, especially equities, has been positive for the year to date, volatility has been high, and the third quarter of 2021 saw negative returns for several stock market indices. Investors’ concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative future monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility.

Despite those concerns and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time.

After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations and our employees have returned to the office as of mid-October. I am proud of the careful planning that has taken place.

2 Pioneer Global High Yield Fund | Annual Report | 10/31/21

Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
December 2021

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Global High Yield Fund | Annual Report | 10/31/21 3

Portfolio Management Discussion | 10/31/21

In the following interview, Andrew Feltus, Ken Monaghan, and Matt Shulkin discuss the factors that influenced the performance of Pioneer Global High Yield Fund during the 12-month period ended October 31, 2021. Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund, along with Mr. Monaghan, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi US, and Mr. Shulkin, a senior vice president and a portfolio manager at Amundi US.

Q	How did the Fund perform during the 12-month period ended October 31, 2021?
A	Pioneer Global High Yield Fund’s Class A shares returned 14.80% at net asset value during the 12-month period ended October 31, 2021, while the Fund’s benchmarks, the Bloomberg Global High Yield Index (the Bloomberg Index) and the ICE Bank of America (ICE BofA) US High Yield Index, returned 8.82% and 10.74%, respectively. During the same period, the average return of the 679 mutual funds in Morningstar’s High Yield Bond Funds category was 10.10%.
Q	Could you describe the market environment for global high-yield investors during the 12-month period?
A	Entering the period in November 2020, market participants had been focused on heightened risks revolving around three key areas: the continued COVID-19 pandemic, the need for additional fiscal stimulus from governments around the globe, and political risks, particularly the US elections, but also the “Brexit” deal between the United Kingdom and the European Union, a constant issue for international investors since 2016 that continued to be a challenging issue to resolve. At the time, COVID-19 outbreaks were widespread and the lockdowns and other virus-mitigation policies enacted by governments had been economically costly; and, after an initial wave of fiscal and monetary aid from governments and central banks in early 2020, additional stimulus packages in both Europe and the US were proving difficult to enact.

However, once November’s US election results were settled, market sentiment improved with the removal of the uncertainty, and then received a further boost when a pair of COVID-19 vaccines were granted emergency-use authorization in December. In addition, US lawmakers,

4 Pioneer Global High Yield Fund | Annual Report | 10/31/21

after months of debate, finally reached agreement on a $900 billion pandemic relief package just before the end of the 2020 calendar year. Market participants viewed the vaccines as the proverbial “light at the end of the tunnel,” betting that they would help alleviate some of the public-health concerns about the pandemic and bring forward the timing of a return to some semblance of economic normalcy after months of lockdowns and other restrictions aimed at slowing the spread of the virus. The additional fiscal measures were viewed as offering much needed support for many individuals and businesses. Then, early in 2021, the US government passed yet another ($1.9 trillion) stimulus package on the heels of the smaller December relief bill. In response, riskier assets such as high-yield bonds rallied, and yields on high-quality sovereigns moved higher through March of 2021, as investors elected to focus attention on the positive developments and looked beyond regional surges in COVID-19 cases, as well as select data that suggested a slowing in the rate of economic recovery in some regions.

As the period progressed, the continued highly dovish posture on monetary policy by the US Federal Reserve (Fed) further improved market sentiment, as the US central bank expressed its intention to remain “on the sidelines” with regard to major policy changes until at least 2023. The Fed based its projection on the view that near-term increases in inflation above the usual 2% target would be “transitory” and not structural. The Fed also messaged that it would look at average inflation over time, rather than feeling compelled to raise the federal funds rate’s target range based on isolated upticks in prices.

However, the “reflation trade” wobbled during June as investors navigated growing apprehension over the spread of COVID-19 variants and a somewhat “hawkish” Federal Open Market Committee (FOMC) meeting that month. Treasury market investors reacted to the updated Fed “dot plot” – a quarterly chart summarizing the outlook for the federal funds rate for each FOMC meeting participant – that pointed to a median year-end 2023 target rate of 0.625%, or 50 basis points (bps) higher than the March 2021 forecast. (A basis point is equal to 1/100th of a percentage point.)

Over the summer, the FOMC also shifted its discussions to the process and timing of “tapering” the Fed’s purchases of Treasuries and mortgage-backed securities, the first step towards tightening monetary policy. The US yield curve saw short-end yields rise and long-end yields fall, while longer-term inflation expectations stabilized. The market’s reaction

Pioneer Global High Yield Fund | Annual Report | 10/31/21 5

suggested investors’ doubts regarding the Fed’s long-term commitment to its new average-inflation targeting framework. The hawks prevailed during the September FOMC debate with regard to when to start tapering the asset-purchase program the Fed had enacted at the outset of the pandemic, and at what pace. The FOMC signaled, and Chair Powell affirmed, that a tapering plan would likely be announced in November, and completed by the middle of next year.

While a notable rise in Treasury yields over the 12-month period weighed on returns in the broader fixed-income markets, high-yield corporate issues, which are less sensitive to interest-rate moves, delivered strong gains for the period. Other riskier asset classes, such as emerging market and convertible bonds, also posted strong returns. Within the high-yield corporate bond market, lower-quality issues generally outperformed higher-quality issues over the 12-month period, as credit spreads tightened. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

Q	What were the principal factors that influenced the Fund’s benchmark-relative performance during the 12-month period ended October 31, 2021?
A	The Fund outperformed its benchmarks during the 12-month period, primarily due to favorable security selection results. Positioning in the real estate sector has had a strong effect on the Fund’s recent performance, as the portfolio had no exposure to Chinese property developers, a market segment that caused very weak performance for the broader sector. The second-largest developer in China, with $300 billion of debt, announced financing challenges during the period, and subsequently missed some coupon payments. Although China in general has continued to urbanize, thus creating demand for the developer’s properties, the Chinese property market has become saturated, with prices rising in many cities. That has led the central government in Beijing to institute regulations regarding the financial positions of developers. Given all of those issues, the Fund’s lack of exposure to that market segment boosted relative returns.

We believe the Fund was also well positioned in sectors that benefited from the more widespread economic reopening after nearly a year of pandemic-related restrictions on activity. The leisure, energy, and transportation sectors struggled through much of 2020 as the economy virtually shut down. However, all three sectors outperformed the

6 Pioneer Global High Yield Fund | Annual Report | 10/31/21

Bloomberg Index during the 12-month period. Within leisure, after having owned the bonds of AMC Entertainment, the movie theater chain, the Fund participated in an offer that exchanged the company’s senior subordinated notes for shares of common stock. The position subsequently generated strong performance and benefited the Fund’s relative returns. We eventually sold the position from the portfolio. The Fund’s energy exposures also aided benchmark-relative returns. A notable contributor to positive benchmark-relative performance in the sector was a position in the bonds of Shelf Drilling, an owner of shallow-water offshore drilling rigs. The bonds performed well, driven higher by accelerating economic activity that pushed oil and gas prices upward during the period. We have retained the position.

On the negative side, the Fund’s allocations to index-based credit-default swaps detracted from relative returns, as did the portfolio’s cash-related positions. We have generally utilized credit-default swaps to help maintain the desired level of portfolio exposure to the high-yield market. Credit-default-swap positions are sometimes used to increase the Fund’s market exposure, but are also used to decrease market exposure at times when we deem that type of positioning to be more appropriate. During the period, as high-yield spreads narrowed to pre-COVID-19 levels, we utilized the (index) credit-default swaps in an attempt to provide a layer of protection for the portfolio. We maintained the cash position to help provide the Fund with adequate liquidity.

At the sector level, selection results in utilities and basic industries detracted from the Fund’s relative returns for the 12-month period, as did a portfolio underweight to the retail sector. Within utilities, portfolio positions in Stoneway Capital, an in-default Argentine electric generator, and Talen Energy, a US merchant-energy firm, generated negative returns and detracted from relative performance.

Q	Did the Fund have any exposure to derivative securities during the 12-month period ended October 31, 2021? If so, did the derivatives have any effect on the Fund’s performance?
A	Yes, as noted and described earlier, the Fund’s credit-default-swap positions detracted from benchmark-relative performance over the 12-month period. The Fund also had exposure to forward foreign currency exchange contracts (currency forwards) during the period, which had minimal effect on performance.

Pioneer Global High Yield Fund | Annual Report | 10/31/21 7

Q	Did the Fund’s distributions* to shareholders change during the 12-month period ended October 31, 2021?
A	The Fund’s monthly distribution rate declined over the 12-month period, as high-yield spreads narrowed fairly significantly (to pre-pandemic levels).
Q	What is your investment outlook?
A	The functioning of the high-yield market has continued to normalize after the severe dislocations experienced at the outset of the pandemic, and as the economy gradually has recovered from the worst of the COVID-19 situation. In addition, by the close of the period, the sectors that had felt the biggest negative effects of the pandemic had regained traction. As a result, we believe the securities within those sectors are no longer priced to enable them to generate outsized performance compared to the overall market.

We believe the US economy could be poised to perform well in the coming months. While COVID-19-driven economic support programs have been waning or, like the Fed’s asset purchases, are scheduled to end, consumers have continued to demonstrate high savings rates, which has contributed to pent-up demand. Some of the negative factors continuing to affect economic conditions as of period-end included labor shortages and supply chain difficulties, which have been constraining global as well as domestic growth.

In our view, high-yield spreads could possibly tighten slightly in the coming months. However, we do not expect high-yield spreads to narrow to new record levels.

On the policy front, the Fed seems likely to begin tapering its Treasury and mortgage-backed security purchases before the end of this year, and has continued to maintain that it intends to keep short-term interest rates at near-zero levels for the rest of this year and into 2022. Therefore, it seems unlikely that the Fed will increase the federal funds rate target range until after it has completed tapering the bond purchases. We believe issuers of high-yield debt could experience positive financial performance over the next year, but we would not be surprised if the market were to experience periods of volatility as investors digest the Fed’s anticipated policy shifts.

*	Distributions are not guaranteed.

8 Pioneer Global High Yield Fund | Annual Report | 10/31/21

Please refer to the Schedule of Investments on pages 18–40 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.

Prepayment risk is the chance that an issuer may exercise its right to repay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

Pioneer Global High Yield Fund | Annual Report | 10/31/21 9

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Global High Yield Fund | Annual Report | 10/31/21

Portfolio Summary | 10/31/21

10 Largest Holdings

(As a percentage of total investments)*

1.	Ford Motor Credit Co. LLC, 4.125%, 8/17/27	1.21%
2.	Gol Finance SA, 8.0%, 6/30/26 (144A)	1.15
3.	Pegasus Hava Tasimaciligi AS, 9.25%, 4/30/26 (144A)	0.98
4.	U.S. Treasury Bills, 11/26/21	0.94
5.	Metinvest BV, 7.75%, 10/17/29 (144A)	0.91
6.	Artera Services LLC, 9.033%, 12/4/25 (144A)	0.88
7.	Eldorado Gold Corp., 6.25%, 9/1/29 (144A)	0.88
8.	Mav Acquisition Corp., 8.0%, 8/1/29 (144A)	0.86
9.	Strathcona Resources, Ltd., 6.875%, 8/1/26 (144A)	0.86
10.	U.S. Treasury Bills, 12/2/21	0.85

*	Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Global High Yield Fund | Annual Report | 10/31/21 11

Prices and Distributions | 10/31/21

Net Asset Value per Share

Class	10/31/21	10/31/20
A	$8.64	$7.88
C	$8.64	$7.87
Y	$8.48	$7.73

Distributions per Share: 11/1/20–10/31/21

	Net Investment	Short-Term	Long-Term	Tax Return
Class	Income	Capital Gains	Capital Gains	of Capital
A	$0.3684	$ —	$ —	$0.0282
C	$0.2896	$ —	$ —	$0.0282
Y	$0.3812	$ —	$ —	$0.0282

Index Definitions

The Bloomberg Global High Yield Index is an unmanaged index that provides a broad-based measure of the global high-yield fixed-income markets. The index represents the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, and Pan-European Emerging Markets High-Yield Indices. The ICE BofA U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts appearing on pages 13–15.

12 Pioneer Global High Yield Fund | Annual Report | 10/31/21

Performance Update | 10/31/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global High Yield Fund at public offering price during the periods shown, compared to that of the Bloomberg Global High Yield Index and the ICE Bank of America (BofA) U.S. High Yield Index.

Average Annual Total Returns
(As of October 31, 2021)
			Bloom-	ICE
			berg	BofA
	Net	Public	Global	U.S.
	Asset	Offering	High	High
	Value	Price	Yield	Yield
Period	(NAV)	(POP)	Index	Index
10 years	4.81%	4.33%	6.17%	6.66%
5 years	5.19	4.23	5.27	6.25
1 year	14.80	9.64	8.82	10.74

Expense Ratio
(Per prospectus dated March 1, 2021)
Gross	Net
1.23%	1.14%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charge been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through March 1, 2022, for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Global High Yield Fund | Annual Report | 10/31/21 13

Performance Update | 10/31/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bloomberg Global High Yield Index and the ICE Bank of America (BofA) U.S. High Yield Index.

Average Annual Total Returns
(As of October 31, 2021)
			Bloom-	ICE
			berg	BofA
			Global	U.S.
			High	High
	If	If	Yield	Yield
Period	Held	Redeemed	Index	Index
10 years	4.03%	N/A	6.17%	6.66%
5 years	4.39	N/A	5.27	6.25
1 year	13.91	12.91%	8.82	10.74

Expense Ratio
(Per prospectus dated March 1, 2021)
Gross
2.02%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. “If Redeemed” returns reflect deduction of the CDSC, assuming a complete redemption of shares at the last price calculated on the last business day of the period. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Global High Yield Fund | Annual Report | 10/31/21

Performance Update | 10/31/21	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bloomberg Global High Yield Index and the ICE Bank of America (BofA) U.S. High Yield Index.

Average Annual Total Returns
(As of October 31, 2021)
		Bloom-	ICE
		berg	BofA
	Net	Global	U.S.
	Asset	High	High
	Value	Yield	Yield
Period	(NAV)	Index	Index
10 years	5.07%	6.17%	6.66%
5 years	5.46	5.27	6.25
1 year	15.14	8.82	10.74

Expense Ratio
(Per prospectus dated March 1, 2021)
Gross	Net
0.96%	0.90%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through March 1, 2022, for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Global High Yield Fund | Annual Report | 10/31/21 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on actual returns from May 1, 2021 through October 31, 2021.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 5/1/21
Ending Account Value (after expenses)	$1,127.20	$1,122.20	$1,127.80
on 10/31/21
Expenses Paid	$6.01	$10.58	$4.75
During Period*

*	Expenses are equal to the Fund's annualized expense ratio of 1.14%, 2.01%, and 0.90% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

16 Pioneer Global High Yield Fund | Annual Report | 10/31/21

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2021 through October 31, 2021.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 5/1/21
Ending Account Value (after expenses)	$1,019.14	$1,014.83	$1,020.33
on 10/31/21
Expenses Paid	$5.71	$10.04	$4.51
During Period*

*	Expenses are equal to the Fund's annualized expense ratio of 1.14%, 2.01%, and 0.90% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

Pioneer Global High Yield Fund | Annual Report | 10/31/21 17

Schedule of Investments | 10/31/21

Shares		Value
UNAFFILIATED ISSUERS — 98.3%
COMMON STOCKS — 0.3% of Net Assets
Energy Equipment & Services — 0.2%
14,744(a)	FTS International, Inc.	$ 390,717
	Total Energy Equipment & Services	$ 390,717
Household Durables — 0.0%†
1,443,476(a)	Desarrolladora Homex SAB de CV	$ 3,717
	Total Household Durables	$ 3,717
Oil, Gas & Consumable Fuels — 0.1%
25(a)	Amplify Energy Corp.	$ 85
5,735,146^(a)	Ascent CNR Corp.	172,055
	Total Oil, Gas & Consumable Fuels	$ 172,140
Paper & Forest Products — 0.0%†
459,481^	Emerald Plantation Holdings, Ltd.	$ 505
	Total Paper & Forest Products	$ 505
TOTAL COMMON STOCKS
	(Cost $1,043,849)	$ 567,079

Principal
Amount
USD ($)
COLLATERALIZED MORTGAGE OBLIGATION —
0.1% of Net Assets
325,000		Med Trust, Series 2021-MDLN, Class G, 0.0%,
		11/15/26 (144A)	$ 325,000
TOTAL COLLATERALIZED MORTGAGE OBLIGATION
		(Cost $325,000)	$ 325,000
CONVERTIBLE CORPORATE BONDS — 2.8%
of Net Assets
Airlines — 0.7%
513,000		Air Canada, 4.0%, 7/1/25	$ 723,243
1,078,000		Spirit Airlines, Inc., 1.0%, 5/15/26	969,553
		Total Airlines	$ 1,692,796
Banks — 0.0%†
IDR	11,178,198,000^	PT Bakrie & Brothers Tbk, 0.0%, 12/22/22	$ 78,900
		Total Banks	$ 78,900
Biotechnology — 0.2%
458,000		Insmed, Inc., 1.75%, 1/15/25	$ 482,915
		Total Biotechnology	$ 482,915
Energy-Alternate Sources — 0.5%
928,000(b)		Enphase Energy, Inc., 3/1/28 (144A)	$ 1,040,160
		Total Energy-Alternate Sources	$ 1,040,160

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global High Yield Fund | Annual Report | 10/31/21

Principal
Amount
USD ($)		Value
	Entertainment — 0.5%
610,000(b)	DraftKings, Inc., 3/15/28 (144A)	$ 531,884
520,000	IMAX Corp., 0.5%, 4/1/26 (144A)	513,365
	Total Entertainment	$ 1,045,249
	Pharmaceuticals — 0.3%
455,000	Revance Therapeutics, Inc., 1.75%, 2/15/27	$ 377,272
523,000	Tricida, Inc., 3.5%, 5/15/27	234,618
	Total Pharmaceuticals	$ 611,890
	REITs — 0.1%
314,000	Summit Hotel Properties, Inc., 1.5%, 2/15/26	$ 335,738
	Total REITs	$ 335,738
	Software — 0.5%
272,000	Bentley Systems, Inc., 0.375%, 7/1/27 (144A)	$ 275,054
305,000	Jamf Holding Corp., 0.125%, 9/1/26 (144A)	355,293
470,000	Verint Systems, Inc., 0.25%, 4/15/26 (144A)	464,423
	Total Software	$ 1,094,770
	TOTAL CONVERTIBLE CORPORATE BONDS
	(Cost $7,164,602)	$ 6,382,418
	CORPORATE BONDS — 85.9% of Net Assets
	Advertising — 1.9%
200,000	Clear Channel International BV, 6.625%, 8/1/25 (144A)	$ 208,000
890,000	Clear Channel Outdoor Holdings, Inc., 7.5%, 6/1/29 (144A)	910,359
465,000	Clear Channel Outdoor Holdings, Inc., 7.75%,
	4/15/28 (144A)	481,487
1,388,000	Midas OpCo Holdings LLC, 5.625%, 8/15/29 (144A)	1,415,913
325,000	Outfront Media Capital LLC/Outfront Media Capital
	Corp., 4.25%, 1/15/29 (144A)	318,500
879,000	Summer BC Bidco B LLC, 5.5%, 10/31/26 (144A)	894,382
	Total Advertising	$ 4,228,641
	Aerospace & Defense — 0.8%
505,000	Bombardier, Inc., 6.0%, 2/15/28 (144A)	$ 509,419
560,000	Bombardier, Inc., 7.125%, 6/15/26 (144A)	587,272
700,000	Bombardier, Inc., 7.875%, 4/15/27 (144A)	727,545
	Total Aerospace & Defense	$ 1,824,236
	Airlines — 3.6%
965,000	Aerovias de Mexico SA de CV, 7.0%, 2/5/25 (144A)	$ 897,450
160,000	Air Canada, 3.875%, 8/15/26 (144A)	162,000
225,000	American Airlines 2021-1 Class B Pass Through Trust,
	3.95%, 7/11/30	225,000
360,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd.,
	5.5%, 4/20/26 (144A)	377,541
675,000	Gol Finance SA, 7.0%, 1/31/25 (144A)	608,013
2,635,000	Gol Finance SA, 8.0%, 6/30/26 (144A)	2,552,683

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Annual Report | 10/31/21 19

Schedule of Investments | 10/31/21

(continued)

Principal
Amount
USD ($)			Value
		Airlines — (continued)
	2,100,000	Pegasus Hava Tasimaciligi AS, 9.25%, 4/30/26 (144A)	$ 2,175,890
EUR	1,200,000	Transportes Aereos Portugueses SA, 5.625%,
		12/2/24 (144A)	1,124,821
		Total Airlines	$ 8,123,398
		Auto Manufacturers — 2.6%
	335,000	Ford Motor Credit Co. LLC, 2.7%, 8/10/26	$ 334,611
	800,000	Ford Motor Credit Co. LLC, 3.625%, 6/17/31	809,000
	595,000	Ford Motor Credit Co. LLC, 3.815%, 11/2/27	617,313
	2,545,000	Ford Motor Credit Co. LLC, 4.125%, 8/17/27	2,700,881
	240,000	Ford Motor Credit Co. LLC, 5.113%, 5/3/29	266,700
	1,052,000	JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)	1,105,915
		Total Auto Manufacturers	$ 5,834,420
		Auto Parts & Equipment — 0.6%
	1,243,000	Dealer Tire LLC/DT Issuer LLC, 8.0%, 2/1/28 (144A)	$ 1,292,720
		Total Auto Parts & Equipment	$ 1,292,720
		Banks — 2.3%
	802,000	Access Bank Plc, 6.125%, 9/21/26 (144A)	$ 804,005
	700,000	Akbank T.A.S., 5.125%, 3/31/25	695,654
	420,000	Akbank T.A.S., 6.8%, 2/6/26 (144A)	431,235
ARS	8,000,000(c)	Banco de la Ciudad de Buenos Aires, 38.145%
		(BADLARPP + 399 bps), 12/5/22	62,818
	825,000	Banco do Brasil SA, 3.25%, 9/30/26 (144A)	813,450
	226,000(d)(e)	Banco Mercantil del Norte SA, 6.75% (5 Year CMT
		Index + 497 bps) (144A)	235,890
	380,000(d)(e)	Banco Mercantil del Norte SA, 8.375% (5 Year CMT
		Index + 776 bps) (144A)	444,220
	530,000	Freedom Mortgage Corp., 6.625%, 1/15/27 (144A)	502,175
	529,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	534,290
	750,000(d)(e)	Sovcombank Via SovCom Capital, DAC, 7.75% (5 Year
		CMT Index + 638 bps) (144A)	769,650
	9,000(d)	Turkiye Vakiflar Bankasi TAO, 8.0% (5 Year USD
		Swap Rate + 585 bps), 11/1/27 (144A)	9,112
		Total Banks	$ 5,302,499
		Biotechnology — 0.9%
EUR	790,000	Cidron Aida Finco S.a.r.l., 5.0%, 4/1/28 (144A)	$ 896,183
GBP	220,000	Cidron Aida Finco S.a.r.l., 6.25%, 4/1/28 (144A)	295,454
EUR	655,000	Grifols Escrow Issuer SA, 3.875%, 10/15/28 (144A)	758,137
		Total Biotechnology	$ 1,949,774
		Building Materials — 0.7%
	770,000	Builders FirstSource, Inc., 4.25%, 2/1/32 (144A)	$ 776,114
	601,000	Koppers, Inc., 6.0%, 2/15/25 (144A)	615,382

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global High Yield Fund | Annual Report | 10/31/21

Principal
Amount
USD ($)			Value
		Building Materials — (continued)
	110,000	PGT Innovations, Inc., 4.375%, 10/1/29 (144A)	$ 109,450
		Total Building Materials	$ 1,500,946
		Chemicals — 3.6%
	505,000	Braskem Idesa SAPI, 6.99%, 2/20/32 (144A)	$ 516,915
	537,000	Hexion, Inc., 7.875%, 7/15/27 (144A)	569,220
	760,000	LSF11 A5 HoldCo LLC, 6.625%, 10/15/29 (144A)	760,604
	794,000	OCI NV, 4.625%, 10/15/25 (144A)	825,760
EUR	190,000	Olympus Water US Holding Corp., 3.875%,
		10/1/28 (144A)	218,523
	245,000	Olympus Water US Holding Corp., 6.25%, 10/1/29 (144A)	244,387
	1,108,000	Rain CII Carbon LLC/CII Carbon Corp., 7.25%,
		4/1/25 (144A)	1,131,545
	542,000	Sasol Financing USA LLC, 5.5%, 3/18/31	556,797
EUR	445,000	SCIL IV LLC/SCIL USA Holdings LLC, 4.375%,
		11/1/26 (144A)	517,241
	515,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.375%,
		11/1/26 (144A)	519,413
	380,000	SPCM SA, 3.125%, 3/15/27 (144A)	375,725
	815,000	Trinseo Materials Operating SCA/Trinseo Materials
		Finance, Inc., 5.125%, 4/1/29 (144A)	817,282
	1,105,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	1,083,265
		Total Chemicals	$ 8,136,677
		Commercial Services — 5.2%
	400,000	Allied Universal Holdco LLC/Allied Universal Finance
		Corp., 6.0%, 6/1/29 (144A)	$ 394,208
	1,110,000	Allied Universal Holdco LLC/Allied Universal Finance
		Corp., 9.75%, 7/15/27 (144A)	1,193,250
EUR	275,000	Allied Universal Holdco LLC/Allied Universal Finance
		Corp./Atlas Luxco 4 S.a.r.l., 3.625%, 6/1/28 (144A)	311,381
	400,000	Allied Universal Holdco LLC/Allied Universal Finance
		Corp./Atlas Luxco 4 S.a.r.l., 4.625%, 6/1/28 (144A)	396,768
EUR	520,000	APCOA Parking Holdings GmbH, 4.625%, 1/15/27 (144A)	596,921
	1,680,000	APX Group, Inc., 5.75%, 7/15/29 (144A)	1,665,300
	680,000	APX Group, Inc., 6.75%, 2/15/27 (144A)	717,400
	1,047,000	Atento Luxco 1 SA, 8.0%, 2/10/26 (144A)	1,111,398
	1,582,000	Garda World Security Corp., 6.0%, 6/1/29 (144A)	1,546,405
	750,000	Garda World Security Corp., 9.5%, 11/1/27 (144A)	810,000
EUR	430,000	PeopleCert Wisdom Issuer Plc, 5.75%, 9/15/26 (144A)	511,322
	1,330,000	Prime Security Services Borrower LLC/Prime
		Finance, Inc., 6.25%, 1/15/28 (144A)	1,363,250
	525,000	Sotheby’s, 7.375%, 10/15/27 (144A)	554,500
EUR	605,000	Verisure Holding AB, 3.25%, 2/15/27 (144A)	696,711
		Total Commercial Services	$ 11,868,814

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Annual Report | 10/31/21 21

Schedule of Investments | 10/31/21

(continued)

Principal
Amount
USD ($)			Value
		Computers — 0.4%
	230,000	CA Magnum Holdings, 5.375%, 10/31/26 (144A)	$ 236,052
	595,000	Diebold Nixdorf, Inc., 8.5%, 4/15/24	594,256
	110,000	Diebold Nixdorf, Inc., 9.375%, 7/15/25 (144A)	118,525
		Total Computers	$ 948,833
		Diversified Financial Services — 6.6%
	1,765,000	ASG Finance Designated Activity Co., 7.875%,
		12/3/24 (144A)	$ 1,729,700
	401,388(f)	Avation Capital SA, 8.25% (9.0% PIK 8.25% Cash),
		10/31/26 (144A)	333,152
	1,765,000	B3 SA - Brasil Bolsa Balcao, 4.125%, 9/20/31 (144A)	1,689,899
	1,381,000	Credito Real SAB de CV SOFOM ER, 8.0%,
		1/21/28 (144A)	1,175,369
	665,000	Financiera Independencia SAB de CV SOFOM ENR, 8.0%,
		7/19/24 (144A)	608,003
EUR	300,000	Garfunkelux Holdco 3 SA, 6.75%, 11/1/25 (144A)	358,838
GBP	510,000	Garfunkelux Holdco 3 SA, 7.75%, 11/1/25 (144A)	723,394
	1,374,482(f)	Global Aircraft Leasing Co., Ltd., 6.5% (7.25% PIK 6.5%
		Cash), 9/15/24 (144A)	1,334,416
	630,000	Jefferies Finance LLC/JFIN Co.-Issuer Corp., 5.0%,
		8/15/28 (144A)	638,543
	997,000	Provident Funding Associates LP/PFG Finance Corp.,
		6.375%, 6/15/25 (144A)	1,001,985
EUR	560,000	Sherwood Financing Plc, 4.5%, 11/15/26 (144A)	644,068
GBP	960,000	Sherwood Financing Plc, 6.0%, 11/15/26 (144A)	1,309,120
	1,416,000	Unifin Financiera SAB de CV, 8.375%, 1/27/28 (144A)	1,253,018
	740,000	United Wholesale Mortgage LLC, 5.5%, 4/15/29 (144A)	719,650
	1,248,000	VistaJet Malta Finance Plc/XO Management Holding,
		Inc., 10.5%, 6/1/24 (144A)	1,347,091
		Total Diversified Financial Services	$ 14,866,246
		Electric — 2.4%
	610,000	Clearway Energy Operating LLC, 3.75%, 2/15/31 (144A)	$ 603,900
	300,000	Clearway Energy Operating LLC, 3.75%, 1/15/32 (144A)	298,554
EUR	280,000	ContourGlobal Power Holdings SA, 3.125%, 1/1/28 (144A)	322,016
	335,000	Leeward Renewable Energy Operations LLC, 4.25%,
		7/1/29 (144A)	336,642
	945,000	NRG Energy, Inc., 3.875%, 2/15/32 (144A)	926,100
	1,120,000	Pampa Energia SA, 7.5%, 1/24/27 (144A)	991,771
	1,650,000	Talen Energy Supply LLC, 7.625%, 6/1/28 (144A)	1,575,750
	350,000	Vistra Operations Co. LLC, 4.375%, 5/1/29 (144A)	346,500
		Total Electric	$ 5,401,233
		Electrical Components & Equipment — 0.9%
EUR	1,135,000	Belden, Inc., 3.38%, 7/15/31 (144A)	$ 1,350,006

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global High Yield Fund | Annual Report | 10/31/21

Principal
Amount
USD ($)			Value
		Electrical Components & Equipment — (continued)
EUR	675,000	Energizer Gamma Acquisition BV, 3.5%, 6/30/29 (144A)	$ 755,195
		Total Electrical Components & Equipment	$ 2,105,201
		Energy-Alternate Sources — 0.5%
	200,000	Atlantica Sustainable Infrastructure Plc, 4.125%,
		6/15/28 (144A)	$ 203,750
	920,000	Renewable Energy Group, Inc., 5.875%, 6/1/28 (144A)	967,150
		Total Energy-Alternate Sources	$ 1,170,900
		Engineering & Construction — 1.6%
	1,845,000	Artera Services LLC, 9.033%, 12/4/25 (144A)	$ 1,969,538
	967,000	Dycom Industries, Inc., 4.5%, 4/15/29 (144A)	981,505
	1,000,709(g)	Stoneway Capital Corp., 10.0%, 3/1/27 (144A)	262,696
	520,000	TopBuild Corp., 4.125%, 2/15/32 (144A)	524,550
		Total Engineering & Construction	$ 3,738,289
		Entertainment — 2.8%
	509,000	AMC Entertainment Holdings, Inc., 10.5%,
		4/24/26 (144A)	$ 543,357
	298,851(f)	AMC Entertainment Holdings, Inc., 12.0% (12.0% PIK
		10.0% Cash), 6/15/26 (144A)	297,357
EUR	800,000	Gamma Bidco S.p.A., 5.125%, 7/15/25 (144A)	931,655
EUR	516,000	International Game Technology Plc, 2.375%,
		4/15/28 (144A)	587,498
	1,145,000	Mohegan Gaming & Entertainment, 8.0%, 2/1/26 (144A)	1,176,488
EUR	412,000	Scientific Games International, Inc., 5.5%, 2/15/26 (144A)	492,423
	955,000	Scientific Games International, Inc., 7.25%,
		11/15/29 (144A)	1,079,226
	1,140,000	SeaWorld Parks & Entertainment, Inc., 5.25%,
		8/15/29 (144A)	1,161,375
		Total Entertainment	$ 6,269,379
		Environmental Control — 0.6%
	880,000	GFL Environmental, Inc., 4.375%, 8/15/29 (144A)	$ 871,569
	473,000	Tervita Corp., 11.0%, 12/1/25 (144A)	543,974
		Total Environmental Control	$ 1,415,543
		Food — 4.1%
	710,000	Aragvi Finance International, DAC, 8.45%,
		4/29/26 (144A)	$ 731,953
GBP	1,315,000	Bellis Acquisition Co. Plc, 4.5%, 2/16/26 (144A)	1,719,963
	875,000	FAGE International SA/FAGE USA Dairy Industry, Inc.,
		5.625%, 8/15/26 (144A)	896,875
	1,550,000	Frigorifico Concepcion SA, 7.7%, 7/21/28 (144A)	1,579,466
	915,000	Lamb Weston Holdings, Inc., 4.125%, 1/31/30 (144A)	915,869
	915,000	Lamb Weston Holdings, Inc., 4.375%, 1/31/32 (144A)	916,354
	1,030,000	Minerva Luxembourg SA, 4.375%, 3/18/31 (144A)	979,221

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Annual Report | 10/31/21 23

Schedule of Investments | 10/31/21

(continued)

Principal
Amount
USD ($)			Value
		Food — (continued)
EUR	655,000	Quatrim SASU, 5.875%, 1/15/24 (144A)	$ 776,989
	675,000	US Foods, Inc., 4.75%, 2/15/29 (144A)	682,945
		Total Food	$ 9,199,635
		Forest Products & Paper — 2.0%
	469,000	Clearwater Paper Corp., 4.75%, 8/15/28 (144A)	$ 475,449
	545,000	Glatfelter Corp., 4.75%, 11/15/29 (144A)	554,755
	1,123,000	Mercer International, Inc., 5.125%, 2/1/29	1,116,509
	809,000	Schweitzer-Mauduit International, Inc., 6.875%,
		10/1/26 (144A)	844,394
EUR	350,000	Spa Holdings, 3.625%, 2/4/28 (144A)	402,138
	1,135,000	Sylvamo Corp., 7.0%, 9/1/29 (144A)	1,140,675
		Total Forest Products & Paper	$ 4,533,920
		Healthcare-Products — 0.1%
	290,000	Mozart Debt Merger Sub, Inc., 5.25%, 10/1/29 (144A)	$ 294,350
		Total Healthcare-Products	$ 294,350
		Healthcare-Services — 2.1%
	535,000	Auna SAA, 6.5%, 11/20/25 (144A)	$ 555,737
EUR	195,000	Chrome Bidco SASU, 3.5%, 5/31/28 (144A)	225,141
EUR	680,000	Chrome Bidco SASU, 3.5%, 5/31/28 (144A)	786,012
	1,145,000	LifePoint Health, Inc., 5.375%, 1/15/29 (144A)	1,122,100
	809,000	Surgery Center Holdings, Inc., 10.0%, 4/15/27 (144A)	868,469
	410,000	US Acute Care Solutions LLC, 6.375%, 3/1/26 (144A)	425,375
	786,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	815,043
		Total Healthcare-Services	$ 4,797,877
		Home Builders — 1.3%
	275,000	Ashton Woods USA LLC/Ashton Woods Finance Co.,
		4.625%, 4/1/30 (144A)	$ 270,187
	575,000	Beazer Homes USA, Inc., 5.875%, 10/15/27	598,719
	155,000	Beazer Homes USA, Inc., 7.25%, 10/15/29	169,337
	1,220,000	KB Home, 4.0%, 6/15/31	1,236,775
	655,000	M/I Homes, Inc., 3.95%, 2/15/30 (144A)	646,813
		Total Home Builders	$ 2,921,831
		Insurance — 0.4%
GBP	585,000	Galaxy Bidco, Ltd., 6.5%, 7/31/26 (144A)	$ 827,573
		Total Insurance	$ 827,573
		Iron & Steel — 1.9%
	270,000	Allegheny Technologies, Inc., 4.875%, 10/1/29	$ 269,811
	150,000	Allegheny Technologies, Inc., 5.125%, 10/1/31	149,430
	1,097,000	Cleveland-Cliffs, Inc., 6.75%, 3/15/26 (144A)	1,168,305
	670,000	Commercial Metals Co., 3.875%, 2/15/31	663,300

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global High Yield Fund | Annual Report | 10/31/21

Principal
Amount
USD ($)			Value
		Iron & Steel — (continued)
	1,865,000	Metinvest BV, 7.75%, 10/17/29 (144A)	$ 2,027,628
		Total Iron & Steel	$ 4,278,474
		Leisure Time — 1.6%
	180,000	Carnival Corp., 10.5%, 2/1/26 (144A)	$ 209,160
EUR	385,000	Carnival Plc, 1.0%, 10/28/29	347,028
GBP	545,000	Deuce Finco Plc, 5.5%, 6/15/27 (144A)	741,220
	780,000	NCL Corp., Ltd., 5.875%, 3/15/26 (144A)	781,950
	220,000	NCL Finance, Ltd., 6.125%, 3/15/28 (144A)	221,925
	817,000	Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)	789,426
	520,000	Viking Ocean Cruises Ship VII, Ltd., 5.625%,
		2/15/29 (144A)	516,100
		Total Leisure Time	$ 3,606,809
		Lodging — 0.7%
	590,000	Grupo Posadas SAB de CV, 7.875%, 6/30/22 (144A)	$ 486,756
	670,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton
		Grand Vacations Borrower Esc, 5.0%, 6/1/29 (144A)	683,232
EUR	430,000	NH Hotel Group SA, 4.0%, 7/2/26 (144A)	497,952
		Total Lodging	$ 1,667,940
		Media — 2.0%
	1,000,000	CSC Holdings LLC, 4.625%, 12/1/30 (144A)	$ 916,250
	635,000	Diamond Sports Group LLC/Diamond Sports Finance
		Co., 6.625%, 8/15/27 (144A)	189,367
	1,975,000	Mav Acquisition Corp., 8.0%, 8/1/29 (144A)	1,920,687
EUR	575,000	Virgin Media Finance Plc, 3.75%, 7/15/30 (144A)	659,658
EUR	855,000	Ziggo Bond Co. BV, 3.375%, 2/28/30 (144A)	972,442
		Total Media	$ 4,658,404
		Mining — 3.5%
	730,000	Coeur Mining, Inc., 5.125%, 2/15/29 (144A)	$ 707,297
EUR	959,000	Constellium SE, 3.13%, 7/15/29 (144A)	1,089,590
	1,925,000	Eldorado Gold Corp., 6.25%, 9/1/29 (144A)	1,954,452
	230,000	Endeavour Mining Plc, 5.0%, 10/14/26 (144A)	231,725
	705,000	First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)	734,081
	665,000	First Quantum Minerals, Ltd., 6.875%, 10/15/27 (144A)	709,887
	200,000	First Quantum Minerals, Ltd., 7.5%, 4/1/25 (144A)	207,000
	424,000	Hudbay Minerals, Inc., 6.125%, 4/1/29 (144A)	446,260
	811,000	IAMGOLD Corp., 5.75%, 10/15/28 (144A)	796,808
	660,000	Minsur SA, 4.5%, 10/28/31 (144A)	650,925
	205,000	Novelis Corp., 3.25%, 11/15/26 (144A)	204,488
	315,000	Novelis Corp., 3.875%, 8/15/31 (144A)	307,535
		Total Mining	$ 8,040,048

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Annual Report | 10/31/21 25

Schedule of Investments | 10/31/21

(continued)

Principal
Amount
USD ($)			Value
		Oil & Gas — 8.9%
	640,000	Ascent Resources Utica Holdings LLC/ARU Finance
		Corp., 5.875%, 6/30/29 (144A)	$ 647,859
	1,450,000	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	1,547,875
	1,195,000	Harbour Energy Plc, 5.5%, 10/15/26 (144A)	1,187,304
	485,000	Kosmos Energy, Ltd., 7.75%, 5/1/27 (144A)	485,000
	1,137,000	MC Brazil Downstream Trading S.A.R.L., 7.25%,
		6/30/31 (144A)	1,109,803
	590,000	MEG Energy Corp., 5.875%, 2/1/29 (144A)	606,963
	550,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	577,500
	615,000	Nabors Industries, Ltd., 7.5%, 1/15/28 (144A)	584,250
	1,060,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	1,083,850
	1,144,000	Occidental Petroleum Corp., 4.4%, 4/15/46	1,157,461
	135,000	PBF Holding Co. LLC/PBF Finance Corp., 9.25%,
		5/15/25 (144A)	131,625
	508,000	Precision Drilling Corp., 6.875%, 1/15/29 (144A)	524,510
	565,000	Rockcliff Energy II LLC, 5.5%, 10/15/29 (144A)	579,690
	651,000	Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)	502,702
	615,000	Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24 (144A)	636,482
	1,135,000	SierraCol Energy Andina LLC, 6.0%, 6/15/28 (144A)	1,113,344
	835,000	Southwestern Energy Co., 5.375%, 3/15/30	880,908
	1,920,000	Strathcona Resources, Ltd., 6.875%, 8/1/26 (144A)	1,908,538
	670,000	Sunoco LP/Sunoco Finance Corp., 4.5%, 4/30/30 (144A)	675,909
	1,195,000	Tap Rock Resources LLC, 7.0%, 10/1/26 (144A)	1,230,850
	211,364	Transocean Sentry, Ltd., 5.375%, 5/15/23 (144A)	207,136
	1,215,000	Tullow Oil Plc, 10.25%, 5/15/26 (144A)	1,280,003
	1,800,000	YPF SA, 6.95%, 7/21/27 (144A)	1,305,018
ARS	22,125,000	YPF SA, 16.5%, 5/9/22 (144A)	210,767
		Total Oil & Gas	$ 20,175,347
		Oil & Gas Services — 0.7%
	875,000	Archrock Partners LP/Archrock Partners Finance Corp.,
		6.875%, 4/1/27 (144A)	$ 912,187
	788,000	Exterran Energy Solutions LP/EES Finance Corp.,
		8.125%, 5/1/25	762,390
		Total Oil & Gas Services	$ 1,674,577
		Packaging & Containers — 0.8%
EUR	980,000	Guala Closures S.p.A., 3.25%, 6/15/28 (144A)	$ 1,115,790
	650,000	Intertape Polymer Group, Inc., 4.375%, 6/15/29 (144A)	651,625
		Total Packaging & Containers	$ 1,767,415
		Pharmaceuticals — 0.9%
EUR	455,000	Gruenenthal GmbH, 4.125%, 5/15/28 (144A)	$ 544,605
	600,000	P&L Development LLC/PLD Finance Corp., 7.75%,
		11/15/25 (144A)	614,250

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global High Yield Fund | Annual Report | 10/31/21

Principal
Amount
USD ($)			Value
		Pharmaceuticals — (continued)
	808,000	Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)	$ 815,070
		Total Pharmaceuticals	$ 1,973,925
		Pipelines — 2.8%
	1,065,000	CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.5%,
		6/15/31 (144A)	$ 1,107,600
	1,092,000	Delek Logistics Partners LP/Delek Logistics Finance
		Corp., 6.75%, 5/15/25	1,113,840
	1,165,000(d)(e)	Energy Transfer LP, 7.125% (5 Year CMT Index + 531 bps)	1,218,590
	665,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	665,000
	460,000	Genesis Energy LP/Genesis Energy Finance Corp.,
		8.0%, 1/15/27	462,162
	765,000	Golar LNG, Ltd., 7.0%, 10/20/25 (144A)	747,787
	1,040,000	Harvest Midstream I LP, 7.5%, 9/1/28 (144A)	1,092,000
		Total Pipelines	$ 6,406,979
		Real Estate — 1.4%
EUR	1,300,000	ADLER Real Estate AG, 3.0%, 4/27/26	$ 1,420,023
EUR	400,000	AEDAS Homes OpCo SLU, 4.0%, 8/15/26 (144A)	469,758
	870,000	Kennedy-Wilson, Inc., 4.75%, 2/1/30	875,437
EUR	270,000	Neinor Homes SA, 4.5%, 10/15/26 (144A)	317,555
		Total Real Estate	$ 3,082,773
		REITs — 1.9%
	975,000	HAT Holdings I LLC/HAT Holdings II LLC, 3.375%,
		6/15/26 (144A)	$ 966,469
	735,000	iStar, Inc., 4.25%, 8/1/25	753,375
	741,000	iStar, Inc., 4.75%, 10/1/24	782,867
	1,160,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital
		LLC, 6.0%, 1/15/30 (144A)	1,145,500
	780,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital
		LLC, 6.5%, 2/15/29 (144A)	789,036
		Total REITs	$ 4,437,247
		Retail — 2.9%
	970,000	AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)	$ 957,904
	670,000	Beacon Roofing Supply, Inc., 4.125%, 5/15/29 (144A)	659,113
GBP	850,000	Constellation Automotive Financing Plc, 4.875%,
		7/15/27 (144A)	1,119,849
	165,000	Gap, Inc., 3.875%, 10/1/31 (144A)	161,700
	530,000	Group 1 Automotive, Inc., 4.0%, 8/15/28 (144A)	530,106
	310,000	Ken Garff Automotive LLC, 4.875%, 9/15/28 (144A)	313,875
	560,000	LCM Investments Holdings II LLC, 4.875%, 5/1/29 (144A)	575,019
	527,000	Party City Holdings, Inc., 8.75%, 2/15/26 (144A)	538,858
EUR	960,000	Shiba BidCo S.p.A., 4.5%, 10/31/28 (144A)	1,107,999

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Annual Report | 10/31/21 27

Schedule of Investments | 10/31/21

(continued)

Principal
Amount
USD ($)			Value
		Retail — (continued)
557,000		Staples, Inc., 7.5%, 4/15/26 (144A)	$ 562,570
		Total Retail	$ 6,526,993
		Telecommunications — 4.9%
1,065,000		Altice France Holding SA, 6.0%, 2/15/28 (144A)	$ 1,011,750
280,000		Altice France SA, 5.125%, 1/15/29 (144A)	271,600
1,165,000		Altice France SA, 5.125%, 7/15/29 (144A)	1,134,628
1,340,000		CommScope, Inc., 4.75%, 9/1/29 (144A)	1,314,808
749,421(f)		Digicel International Finance, Ltd./Digicel international
		Holdings, Ltd., 13.0% (7.0% PIK 6.0% Cash),
		12/31/25 (144A)	768,157
1,090,000		LogMeIn, Inc., 5.5%, 9/1/27 (144A)	1,090,970
EUR	1,095,000	Lorca Telecom Bondco SA, 4.0%, 9/18/27 (144A)	1,273,431
805,000		Lumen Technologies, Inc., 4.5%, 1/15/29 (144A)	777,831
765,000		Plantronics, Inc., 4.75%, 3/1/29 (144A)	701,888
790,000		Total Play Telecomunicaciones SA de CV, 6.375%,
		9/20/28 (144A)	777,163
885,000		Total Play Telecomunicaciones SA de CV, 7.5%,
		11/12/25 (144A)	919,966
970,000		Windstream Escrow LLC/Windstream Escrow Finance
		Corp., 7.75%, 8/15/28 (144A)	1,025,998
		Total Telecommunications	$ 11,068,190
		Transportation — 3.0%
1,485,000		Carriage Purchaser, Inc., 7.875%, 10/15/29 (144A)	$ 1,476,090
825,000		Danaos Corp., 8.5%, 3/1/28 (144A)	904,200
620,000		Hidrovias International Finance S.A.R.L., 4.95%, 2/8/31
		(144A)	586,681
445,000		Seaspan Corp., 5.5%, 8/1/29 (144A)	449,410
900,000		Seaspan Corp., 6.5%, 4/29/26 (144A)	967,500
1,115,000		Simpar Europe SA, 5.2%, 1/26/31 (144A)	1,073,020
1,285,000		Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	1,428,265
		Total Transportation	$ 6,885,166
		TOTAL CORPORATE BONDS
		(Cost $195,977,121)	$194,803,222
		FOREIGN GOVERNMENT BONDS — 4.2%
		of Net Assets
		Argentina — 0.7%
118,980		Argentine Republic Government International Bond,
		1.0%, 7/9/29	$ 43,429
1,725,000		Ciudad Autonoma De Buenos Aires, 7.5%, 6/1/27 (144A)	1,530,937
84,064		Province of Salta Argentina, 9.5%, 3/16/22 (144A)	78,180
		Total Argentina	$ 1,652,546

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global High Yield Fund | Annual Report | 10/31/21

Principal
Amount
USD ($)			Value
Bahrain — 0.3%
	505,000	Bahrain Government International Bond, 7.0%,
		10/12/28 (144A)	$ 552,727
		Total Bahrain	$ 552,727
Egypt — 0.4%
	1,095,000	Egypt Government International Bond, 5.875%,
		2/16/31 (144A)	$ 988,522
		Total Egypt	$ 988,522
Ghana — 0.5%
	385,000	Ghana Government International Bond, 7.875%,
		2/11/35 (144A)	$ 327,001
	1,000,000	Ghana Government International Bond, 8.627%, 6/16/49	844,304
		Total Ghana	$ 1,171,305
Ivory Coast — 0.5%
EUR	952,000	Ivory Coast Government International Bond, 4.875%,
		1/30/32 (144A)	$ 1,074,137
		Total Ivory Coast	$ 1,074,137
Nigeria — 0.4%
	800,000	Nigeria Government International Bond, 7.375%,
		9/28/33 (144A)	$ 792,000
		Total Nigeria	$ 792,000
Rwanda — 0.3%
	560,000	Rwanda International Government Bond, 5.5%,
		8/9/31 (144A)	$ 569,934
		Total Rwanda	$ 569,934
Serbia — 0.4%
EUR	935,000	Serbia International Bond, 2.05%, 9/23/36 (144A)	$ 1,003,805
		Total Serbia	$ 1,003,805
Ukraine — 0.7%
EUR	855,000	Ukraine Government International Bond, 4.375%,
		1/27/30 (144A)	$ 919,736
	625,000	Ukraine Government International Bond, 8.994%,
		2/1/24 (144A)	682,813
		Total Ukraine	$ 1,602,549
TOTAL FOREIGN GOVERNMENT BONDS
		(Cost $10,074,950)	$ 9,407,525
INSURANCE-LINKED SECURITIES — 0.6%
of Net Assets#
Event Linked Bonds — 0.0%†
Multiperil – U.S. — 0.0%†
	500,000(c)	Caelus Re V, 0.141% (1 Month U.S. Treasury Bill +
		10 bps), 6/5/24 (144A)	$ 44

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Annual Report | 10/31/21 29

Schedule of Investments | 10/31/21

(continued)

Principal
Amount
USD ($)		Value
Multiperil – U.S. — (continued)
250,000(c)	Caelus Re V, 0.141% (3 Month U.S. Treasury Bill +
	10 bps), 6/9/25 (144A)	$ 25
$ 69
	Total Event Linked Bonds	$ 69

Face
Amount
USD ($)
	Collateralized Reinsurance — 0.3%
	Multiperil – U.S. — 0.0%†
250,000+(a)(h)	Dingle Re 2019, 2/1/23	$ 5,131
	Multiperil – Worldwide — 0.2%
600,000+(a)(h)	Cypress Re 2017, 1/31/23	$ 60
462,359+(a)(h)	Dartmouth Re 2018, 1/31/23	97,604
277,770+(a)(h)	Oyster Bay Re 2018, 1/31/23	252,104
283,700+(a)(h)	Seminole Re 2018, 1/31/23	7,010
276,582+(a)(h)	Walton Health Re 2018, 6/15/22	27,658
		$ 384,436
	Windstorm – Florida — 0.1%
250,000+(a)(h)	Formby Re 2018, 2/28/23	$ 30,700
300,000+(a)(h)	Portrush Re 2017, 6/15/22	191,430
		$ 222,130
	Windstorm – U.S. Regional — 0.0%†
250,000+(a)(h)	Oakmont Re 2017, 4/30/23	$ 7,350
	Total Collateralized Reinsurance	$ 619,047
	Reinsurance Sidecars — 0.3%
	Multiperil – U.S. — 0.1%
800,000+(a)(h)	Carnoustie Re 2017, 11/30/22	$ 105,440
1,000,000+(a)(i)	Harambee Re 2018, 12/31/22	1,000
695,349+(i)	Harambee Re 2019, 12/31/22	2,434
		$ 108,874
	Multiperil – Worldwide — 0.2%
3,037+(i)	Alturas Re 2019-2, 3/10/23	$ 4,026
490,000+(a)(h)	Bantry Re 2016, 3/31/23	39,494
300,000+(a)(h)	Bantry Re 2017, 3/31/23	17,532
250,000+(a)(h)	Bantry Re 2018, 12/31/22	2,850
250,000+(a)(h)	Bantry Re 2019, 12/31/22	8,491
1,422,258+(a)(h)	Berwick Re 2018-1, 12/31/22	109,941
556,791+(a)(h)	Berwick Re 2019-1, 12/31/22	66,537
12,500+(h)	Eden Re II, 3/22/22 (144A)	3,717
22,500+(h)	Eden Re II, 3/22/22 (144A)	7,076

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global High Yield Fund | Annual Report | 10/31/21

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
250,000+(a)(h)	Gleneagles Re 2018, 12/31/22	$ 29,575
450,000+(a)(i)	Lorenz Re 2018, 7/1/22	—
231,508+(a)(i)	Lorenz Re 2019, 6/30/22	18,011
600,000+(a)(h)	Merion Re 2018-2, 12/31/22	99,300
1,000,000+(a)(h)	Pangaea Re 2016-2, 11/30/22	1,783
300,000+(a)(h)	Pangaea Re 2018-1, 12/31/22	6,316
300,000+(a)(h)	Pangaea Re 2018-3, 7/1/22	6,223
245,774+(a)(h)	Pangaea Re 2019-1, 2/1/23	5,121
220,594+(a)(h)	Pangaea Re 2019-3, 7/1/23	7,935
250,000+(a)(i)	Thopas Re 2018, 12/31/22	3,400
250,000+(a)(i)	Thopas Re 2019, 12/31/22	9,950
300,000+(h)	Versutus Re 2018, 12/31/22	—
264,763+(h)	Versutus Re 2019-A, 12/31/22	—
35,236+(h)	Versutus Re 2019-B, 12/31/22	—
250,000+(a)(i)	Viribus Re 2018, 12/31/22	—
106,153+(a)(i)	Viribus Re 2019, 12/31/22	4,437
253,645+(a)(h)	Woburn Re 2018, 12/31/22	17,891
244,914+(a)(h)	Woburn Re 2019, 12/31/22	63,638
		$ 533,244
	Total Reinsurance Sidecars	$ 642,118
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $2,720,785)	$ 1,261,234

Principal
Amount
USD ($)
	SENIOR SECURED FLOATING RATE LOAN
	INTERESTS — 2.6% of Net Assets*(c)
	Aerospace & Defense — 0.4%
715,000^	Grupo Aeromexico, SAB de CV, DIP Tranche 1 Term
	Loan, 9.0% (LIBOR + 800 bps), 12/30/21	$ 721,256
316,180^(f)	Grupo Aeromexico, SAB de CV, DIP Tranche 2 Term
	Loan, 0.0% ((15.5% PIK 0% Cash), 12/30/21	323,294
	Total Aerospace & Defense	$ 1,044,550
	Diversified & Conglomerate Service — 0.7%
506,255	First Brands Group LLC, 2021 First Lien Term Loan, 6.0%
	(LIBOR + 500 bps), 3/30/27	$ 511,475
1,064,494	Team Health Holdings, Inc., Initial Term Loan, 3.75%
	(LIBOR+ 275 bps), 2/6/24	1,016,325
	Total Diversified & Conglomerate Service	$ 1,527,800

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Annual Report | 10/31/21 31

Schedule of Investments | 10/31/21

(continued)

Principal
Amount
USD ($)		Value
Entertainment & Leisure — 0.7%
1,564,875	Enterprise Development Authority, Term B Loan, 5.0%
	(LIBOR + 425 bps), 2/28/28	$ 1,570,743
	Total Entertainment & Leisure	$ 1,570,743
Hotel, Gaming & Leisure — 0.0%†
74,414	Spectacle Gary Holdings LLC, Delayed Draw Term Loan,
	11.0% (LIBOR + 900 bps), 12/23/25	$ 81,297
	Total Hotel, Gaming & Leisure	$ 81,297
Media — 0.3%
640,000	Grinding Media, Inc., First Lien Initial Term Loan, 4.75%
	(LIBOR + 400 bps), 10/12/28	$ 642,400
	Total Media	$ 642,400
Securities & Trusts — 0.5%
1,027,525	Spectacle Gary Holdings LLC, Closing Date Term Loan,
	11.0% (LIBOR + 900 bps), 12/23/25	$ 1,122,571
	Total Securities & Trusts	$ 1,122,571
TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $5,734,314)	$ 5,989,361
U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
1.8% of Net Assets
2,096,000(b)	U.S. Treasury Bills, 11/26/21	$ 2,095,918
1,904,000(b)	U.S. Treasury Bills, 12/2/21	1,903,901
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $3,999,951)	$ 3,999,819

Shares
RIGHTS/WARRANTS — 0.0%† of Net Assets
Metals & Mining — 0.0%†
318,254(j)	ANR, Inc., 3/31/23	$ 1,671
	Total Metals & Mining	$ 1,671
Oil, Gas & Consumable Fuels — 0.0%†
61(a)(k)	Alpha Metallurgical Resources, Inc., 7/25/23	$ 1,660
	Total Oil, Gas & Consumable Fuels	$ 1,660
Real Estate Management & Development — 0.0%†
17(a)(l)^	Fujian Thai Hot Investment Co., Ltd. 10/13/27	$ 19,034
	Total Real Estate Management & Development	$ 19,034
TOTAL RIGHTS/WARRANTS
	(Cost $36,831)	$ 22,365

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global High Yield Fund | Annual Report | 10/31/21

Number of				Strike	Expiration
Contracts	Description	Counterparty	Amount	Price	Date	Value
OVER THE COUNTER (OTC) CALL OPTIONS
PURCHASED — 0.0%
297,012^(m)	Desarrolladora Bank of
	Homex	New York
	SAB de CV	Mellon Corp.	MXN —	MXN —(o)	10/23/22	$ —
297,012^(n)	Desarrolladora	Bank of
	Homex	New York
	SAB de CV	Mellon Corp.	MXN —	MXN —(o)	10/23/22	—
$ —
TOTAL OVER THE COUNTER (OTC) CALL
OPTIONS PURCHASED
	(Premiums paid $0)					$ —

	OVER THE COUNTER (OTC) CURRENCY PUT
	OPTIONS PURCHASED — 0.1%
3,900,000	Put EUR	Bank of
	Call USD	America NA	EUR 34,653	EUR 1.15	2/15/22	$ 38,011
4,050,000	Put EUR	Bank of
	Call USD	America NA	EUR 62,238	EUR 1.15	10/19/22	73,133
2,000,000	Put EUR	JPMorgan
	Call USD	Chase Bank NA	EUR 28,370	EUR 1.17	2/4/22	33,122
						$ 144,266

TOTAL OVER THE COUNTER (OTC) CURRENCY PUT
OPTIONS PURCHASED
(Premiums paid $125,261)	$ 144,266
TOTAL OPTIONS PURCHASED
(Premiums paid $125,261)	$ 144,266
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 98.3%
(Cost $227,202,664)(p)	$222,902,289

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Annual Report | 10/31/21 33

Schedule of Investments | 10/31/21

(continued)

Number of				Strike	Expiration
Contracts	Description	Counterparty	Amount	Price	Date	Value
OVER THE COUNTER (OTC) CURRENCY CALL
OPTIONS WRITTEN — (0.0)%†
(2,000,000)	Call EUR	JPMorgan
	Put USD	Chase Bank NA	EUR 28,370	EUR 1.25	2/4/22	$ (192)
(3,900,000)	Call EUR	Bank of
	Put USD	America NA	EUR 34,653	EUR 1.20	2/15/22	(7,763)
(4,050,000)	Call EUR	Bank of
	Put USD	America NA	EUR 62,238	EUR 1.20	10/19/22	(50,723)
$ (58,678)
TOTAL OVER THE COUNTER (OTC) CURRENCY CALL
OPTIONS WRITTEN
	(Premiums received $(125,261))					$ (58,678)
	OTHER ASSETS AND LIABILITIES — 1.7%					$ 3,812,069
	NET ASSETS — 100.0%					$226,655,680

BADLARPP Argentine Deposit Rate Badlar Private Banks 30 – 35 Days.

bps Basis Points.

CMT Constant Maturity Treasury Index.

LIBOR London Interbank Offered Rate.

REIT Real Estate Investment Trust.

(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2021, the value of these securities amounted to $185,333,063, or 81.8% of net assets.
†	Amount rounds to less than 0.1%.
*	Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at October 31, 2021.
+	Security that used significant unobservable inputs to determine its value.
^	Security is valued using fair value methods (other than supplied by independent pricing services). See Notes to Financial Statements - Note 1A.
(a)	Non-income producing security.
(b)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(c)	Floating rate note. Coupon rate, reference index and spread shown at October 31, 2021.
(d)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at October 31, 2021.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Global High Yield Fund | Annual Report | 10/31/21

(g)	Security is in default.
(h)	Issued as participation notes.
(i)	Issued as preference shares.
(j)	ANR, Inc. warrants are exercisable into 318,254 shares.
(k)	Alpha Metallurgical Resources, Inc. warrants are exercisable into 61 shares.
(l)	Fujian Thai Hot Investment Co., Ltd. warrants are exercisable into 17 shares.
(m)	Option does not become effective until underlying company’s outstanding common shares reach a market capitalization of MXN 12.5 Billion.
(n)	Option does not become effective until underlying company’s outstanding common shares reach a market capitalization of MXN 15.0 Billion.
(o)	Strike price is 1 Mexican Peso (MXN).
(p)	Distribution of investments by country of domicile (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:
United States	49.9%
Canada	8.4%
Luxembourg	6.2%
United Kingdom	5.3%
Mexico	3.4%
Bermuda	2.2%
Netherlands	2.1%
France	2.1%
Argentina	2.0%
Spain	1.5%
Turkey	1.5%
Ireland	1.4%
Multinational	1.4%
Italy	1.4%
Germany	1.1%
Brazil	1.1%
Marshall Islands	1.0%
Other (individually less than 1%)	8.0%
100.0%

# Securities are restricted as to resale.

Restricted Securities	Acquisition date	Cost	Value
Alturas Re 2019-2	12/19/2018	$ 3,037	$ 4,026
Bantry Re 2016	2/6/2019	39,494	39,494
Bantry Re 2017	2/6/2019	17,539	17,532
Bantry Re 2018	2/6/2019	2,845	2,850
Bantry Re 2019	2/1/2019	—	8,491
Berwick Re 2018-1	1/10/2018	207,745	109,941
Berwick Re 2019-1	12/31/2018	66,532	66,537
Caelus Re V	4/27/2017	500,000	44
Caelus Re V	5/4/2018	250,000	25
Carnoustie Re 2017	1/5/2017	190,205	105,440
Cypress Re 2017	1/24/2017	2,016	60

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Annual Report | 10/31/21 35

Schedule of Investments | 10/31/21

(continued)

Restricted Securities	Acquisition date	Cost	Value
Dartmouth Re 2018	1/18/2018	$187,807	$ 97,604
Dingle Re 2019	3/4/2019	—	5,131
Eden Re II	12/15/2017	747	3,717
Eden Re II	1/23/2018	520	7,076
Formby Re 2018	7/9/2018	23,471	30,700
Gleneagles Re 2018	12/27/2017	20,068	29,575
Harambee Re 2018	12/19/2017	36,069	1,000
Harambee Re 2019	4/24/2019	—	2,434
Lorenz Re 2018	6/26/2018	85,936	—
Lorenz Re 2019	7/10/2019	73,068	18,011
Merion Re 2018-2	12/28/2017	24,691	99,300
Oakmont Re 2017	5/10/2017	—	7,350
Oyster Bay Re 2018	1/17/2018	247,921	252,104
Pangaea Re 2016-2	5/31/2016	—	1,783
Pangaea Re 2018-1	12/26/2017	42,902	6,316
Pangaea Re 2018-3	5/31/2018	72,258	6,223
Pangaea Re 2019-1	1/9/2019	2,580	5,121
Pangaea Re 2019-3	7/25/2019	6,618	7,935
Portrush Re 2017	6/12/2017	230,095	191,430
Seminole Re 2018	1/2/2018	2,466	7,010
Thopas Re 2018	12/12/2017	32,702	3,400
Thopas Re 2019	12/21/2018	5,241	9,950
Versutus Re 2018	1/31/2018	—	—
Versutus Re 2019-A	1/28/2019	—	—
Versutus Re 2019-B	12/24/2018	—	—
Viribus Re 2018	12/22/2017	19,725	—
Viribus Re 2019	3/25/2019	—	4,437
Walton Health Re 2018	6/25/2018	182,302	27,658
Woburn Re 2018	3/20/2018	89,024	17,891
Woburn Re 2019	1/30/2019	55,161	63,638
Total Restricted Securities			$ 1,261,234
% of Net assets			0.6%

The accompanying notes are an integral part of these financial statements.

36 Pioneer Global High Yield Fund | Annual Report | 10/31/21

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

	In					Unrealized
Currency	Exchange	Currency			Settlement	Appreciation
Purchased	for	Sold	Deliver	Counterparty	Date	(Depreciation)
NOK	20,950,000	EUR	(2,065,036)	Bank of	1/10/22	$ 86,582
				America NA
USD	3,171,169	EUR	(2,698,500)	Bank of	11/24/21	50,643
				America NA
EUR	200,000	USD	(234,678)	Brown Brothers	11/24/21	(3,400)
				Harriman & Co.
EUR	12,315,000	USD	(14,327,648)	Goldman Sachs	1/27/22	(61,065)
				International
EUR	595,000	USD	(700,381)	HSBC Bank	11/24/21	(12,327)
				USA NA
USD	588	EUR	(500)	State Street Bank	11/24/21	10
				& Trust Co.
USD	3,884,057	EUR	(3,302,000)	State Street Bank	12/21/21	62,351
				& Trust Co.
USD	1,536,700	GBP	(1,125,000)	State Street Bank	11/23/21	(3,223)
				& Trust Co.
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$119,571

SWAP CONTRACT
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT — BUY PROTECTION
	Reference		Annual
Notional	Obligation/	Pay/	Fixed	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Index	Receive(2)	Rate	Date	Paid	(Depreciation)	Value
13,480,000	Markit CDX	Pay	5.00%	6/20/26	$20,594	$ (1,287,644)	$(1,267,050)
	North America
	High Yield
	Index Series 36
TOTAL SWAP CONTRACT					$20,594	$ (1,287,644)	$(1,267,050)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Pays quarterly.

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

ARS - Argentine Peso

EUR - Euro

GBP - Great British Pound

IDR - Indonesian Rupiah

MXN - Mexican Peso

NOK - Norwegian Krone

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2021, aggregated $258,588,767 and $264,314,976, respectively.

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Annual Report | 10/31/21 37

Schedule of Investments | 10/31/21

(continued)

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended October 31, 2021, the Fund engaged in purchases of $1,233,476. During the year ended October 31, 2021, the Fund did not engage in sales pursuant to these procedures.

At October 31, 2021, the net unrealized depreciation on investments based on cost for federal tax purposes of $226,266,424 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 7,543,100
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(12,113,392)
Net unrealized depreciation	$ (4,570,292)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Global High Yield Fund | Annual Report | 10/31/21

The following is a summary of the inputs used as of October 31, 2021, in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total
Common Stocks
Oil, Gas & Consumable
Fuels	$ 85	$ 172,055	$ —	$ 172,140
Paper & Forest Products	—	505	—	505
All Other Common Stocks	394,434	—	—	394,434
Collateralized Mortgage
Obligation	—	325,000	—	325,000
Convertible Corporate Bonds	—	6,382,418	—	6,382,418
Corporate Bonds	—	194,803,222	—	194,803,222
Foreign Government Bonds	—	9,407,525	—	9,407,525
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil - U.S.	—	—	5,131	5,131
Multiperil - Worldwide	—	—	384,436	384,436
Windstorm - Florida	—	—	222,130	222,130
Windstorm - U.S.
Regional	—	—	7,350	7,350
Reinsurance Sidecars
Multiperil - U.S.	—	—	108,874	108,874
Multiperil - Worldwide	—	—	533,244	533,244
All Other Insurance-Linked
Securities	—	69	—	69
Senior Secured Floating
Rate Loan Interests	—	5,989,361	—	5,989,361
U.S. Government and
Agency Obligations	—	3,999,819	—	3,999,819
Rights/Warrants
Metals & Mining	—	1,671	—	1,671
Real Estate Management &
Development	—	19,034	—	19,034
All Other Rights/Warrants	1,660	—	—	1,660
Over The Counter (OTC)
Call Options Purchased	—	—*	—	—*
Over The Counter (OTC)
Currency Put Options
Purchased	—	144,266	—	144,266
Total Investments
in Securities	$396,179	$221,244,945	$1,261,165	$222,902,289
Other Financial Instruments
Over The Counter (OTC)
Currency Call
Options Written	$ —	$ (58,678)	$ —	$ (58,678)
Net unrealized
appreciation on forward
foreign currency
exchange contracts	—	119,571	—	119,571
Swap contracts, at value	—	(1,267,050)	—	(1,267,050)
Total Other Financial
Instruments	$ —	$ (1,206,157)	$ —	$ (1,206,157)

* Securities valued at $0.

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Annual Report | 10/31/21 39

Schedule of Investments | 10/31/21

(continued)

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

	Convertible	Insurance-	Insurance
	Common	Corporate	Linked
	Stocks	Bonds	Securities	Total
Balance as of 10/31/20	$ 172,055	$ 38,216	$ 2,438,370	$2,648,641
Realized gain (loss)(1)	—	—	(64,247)	(64,247)
Change in unrealized
appreciation (depreciation)(2)	—	—	(110,915)	(110,915)
Accrued discounts/premiums	—	—	—	—
Purchases	—	—	—	—
Sales	—	—	(1,001,999)	(1,001,999)
Transfers in to Level 3*	—	—	—	—
Transfers out of Level 3*	(172,055)	(38,216)	(44)	(210,315)
Balance as of 10/31/21	$ —	$ —	$ 1,261,165	$1,261,165

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period value. For the year ended October 31, 2021, securities with an aggregate market value of $210,315 transferred from Level 3 to Level 2 as there were observable inputs available to determine their value. There were no other transfers in or out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments

still held and considered Level 3 at October 31, 2021:	$(53,701)

The accompanying notes are an integral part of these financial statements.

40 Pioneer Global High Yield Fund | Annual Report | 10/31/21

Statement of Assets and Liabilities | 10/31/21

ASSETS:
Investments in unaffiliated issuers, at value (cost $227,202,664)	$222,902,289
Cash	6,741,697
Foreign currencies, at value (cost $786,489)	773,079
Swaps collateral	655,262
Due from broker for swaps	1,262,315
Variation margin for centrally cleared swap contracts	33,154
Net unrealized appreciation on forward foreign currency
exchange contracts	119,571
Receivables —
Investment securities sold	1,383,051
Fund shares sold	89,467
Interest	3,119,619
Due from the Adviser	33,621
Other assets	4,440
Total assets	$237,117,565
LIABILITIES:
Payables —
Investment securities purchased	$8,398,334
Fund shares repurchased	435,683
Distributions	110,136
Trustees' fees	546
Written options outstanding (net premiums received $(125,261))	58,678
Swap contracts, at value (net premiums paid $20,594)	1,267,050
Due to affiliates	27,155
Accrued expenses	164,303
Total liabilities	$10,461,885
NET ASSETS:
Paid-in capital	$532,062,117
Distributable earnings (loss)	(305,406,437)
Net assets	$226,655,680
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $140,514,108/16,257,964 shares)	$8.64
Class C (based on $6,828,231/790,412 shares)	$8.64
Class Y (based on $79,313,341/9,353,300 shares)	$8.48
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $8.64 net asset value per share/100%-4.50%
maximum sales charge)	$9.05

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Annual Report | 10/31/21 41

Statement of Operations
FOR THE YEAR ENDED 10/31/21

INVESTMENT INCOME:
Interest from unaffiliated issuers	$13,696,942
Dividends from unaffiliated issuers	147,073
Total investment income		$13,844,015
EXPENSES:
Management fees	$1,639,444
Administrative expense	123,410
Transfer agent fees
Class A	167,590
Class C	9,775
Class Y	86,759
Distribution fees
Class A	364,824
Class C	91,811
Shareowner communications expense	42,692
Custodian fees	27,861
Registration fees	66,303
Professional fees	88,300
Printing expense	60,059
Pricing fees	25,677
Trustees' fees	7,532
Insurance expense	412
Miscellaneous	35,661
Total expenses		$2,838,110
Less fees waived and expenses reimbursed by the Adviser		(277,850)
Net expenses		$2,560,260
Net investment income		$11,283,755
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$8,841,522
Written options	166,694
Forward foreign currency exchange contracts	214,947
Swap contracts	1,044,940
Other assets and liabilities denominated in
foreign currencies	(319,787)	$9,948,316
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$11,955,828
Written options	33,546
Forward foreign currency exchange contracts	238,649
Swap contracts	(1,316,283)
Unfunded loan commitments	(827)
Other assets and liabilities denominated in
foreign currencies	(7,830)	$10,903,083
Net realized and unrealized gain (loss) on investments		$20,851,399
Net increase in net assets resulting from operations		$32,135,154

The accompanying notes are an integral part of these financial statements.

42 Pioneer Global High Yield Fund | Annual Report | 10/31/21

Statements of Changes in Net Assets

	Year Ended	Year Ended
	10/31/21	10/31/20
FROM OPERATIONS:
Net investment income (loss)	$11,283,755	$14,186,694
Net realized gain (loss) on investments	9,948,316	(26,056,362)
Change in net unrealized appreciation (depreciation)
on investments	10,903,083	(845,170)
Net increase (decrease) in net assets resulting
from operations	$32,135,154	$(12,714,838)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.37 and $0.44 per share, respectively)	$6,269,866	$(7,607,774)
Class C ($0.29 and $0.36 per share, respectively)	323,636	(1,116,180)
Class Y ($0.38 and $0.45 per share, respectively)	3,578,458	(4,758,177)
Tax return of capital:
Class A ($.03 and $0.03 per share, respectively)	478,029	(422,850)
Class C ($.03 and $0.03 per share, respectively)	26,317	(71,769)
Class Y ($.03 and $0.03 per share, respectively)	265,919	(247,451)
Total distributions to shareowners	$(10,942,225)	$(14,224,201)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$48,144,236	$39,524,717
Reinvestment of distributions	9,110,196	12,011,372
Cost of shares repurchased	(71,639,430)	(112,842,709)
Net decrease in net assets resulting from Fund
share transactions	$(14,384,998)	$(61,306,620)
Net increase (decrease) in net assets	$6,807,931	$(88,245,659)
NET ASSETS:
Beginning of year	$219,847,749	$308,093,408
End of year	$226,655,680	$219,847,749

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Annual Report | 10/31/21 43

Statements of Changes in Net Assets

(continued)

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/21	10/31/21	10/31/20	10/31/20
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,409,558	$ 20,550,184	1,978,870	$ 15,555,737
Reinvestment of distributions	687,489	5,915,625	891,978	7,065,967
Less shares repurchased	(3,660,756)	(31,492,844)	(4,735,012)	(37,419,166)
Net decrease	(563,709)	$ (5,027,035)	(1,864,164)	$(14,797,462)
Class C
Shares sold	98,564	$ 851,201	73,389	$ 593,219
Reinvestment of distributions	39,441	337,559	126,903	1,007,607
Less shares repurchased	(1,540,768)	(13,047,190)	(2,045,110)	(16,366,689)
Net decrease	(1,402,763)	$(11,858,430)	(1,844,818)	$(14,765,863)
Class Y
Shares sold	3,172,838	$ 26,742,851	3,031,125	$ 23,375,761
Reinvestment of distributions	338,393	2,857,012	503,623	3,937,798
Less shares repurchased	(3,208,384)	(27,099,396)	(7,978,042)	(59,056,854)
Net increase
(decrease)	302,847	$ 2,500,467	(4,443,294)	$(31,743,295)

The accompanying notes are an integral part of these financial statements.

44 Pioneer Global High Yield Fund | Annual Report | 10/31/21

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Class A
Net asset value, beginning of period	$ 7.88	$ 8.57	$ 8.51	$ 9.12	$ 8.71
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.41	$ 0.46	$ 0.47	$ 0.49	$ 0.51
Net realized and unrealized gain (loss) on investments	0.75	(0.69)	0.05	(0.65)	0.37
Net increase (decrease) from investment operations	$ 1.16	$ (0.23)	$ 0.52	$ (0.16)	$ 0.88
Distributions to shareowners:
Net investment income	$ 0.37	$ (0.44)	$ (0.44)	$ (0.45)	$ (0.42)
Tax return of capital	0.03	(0.02)	(0.02)	—	(0.05)
Total distributions	$ (0.40)	$ (0.46)	$ (0.46)	$ (0.45)	$ (0.47)
Net increase (decrease) in net asset value	$ 0.76	$ (0.69)	$ 0.06	$ (0.61)	$ 0.41
Net asset value, end of period	$ 8.64	$ 7.88	$ 8.57	$ 8.51	$ 9.12
Total return (b)	14.80%	(2.57)%	6.27%	(1.78)%	10.33%
Ratio of net expenses to average net assets	1.14%	1.14%	1.25%	1.17%	1.18%
Ratio of net investment income (loss) to average net assets	4.77%	5.72%	5.57%	5.56%	5.71%
Portfolio turnover rate	118%	94%	54%	48%	53%
Net assets, end of period (in thousands)	$140,514	$132,580	$160,057	$173,588	$182,900
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.27%	1.23%	1.26%	1.17%	1.18%
Net investment income (loss) to average net assets	4.64%	5.63%	5.56%	5.56%	5.71%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Annual Report | 10/31/21 45

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Class C
Net asset value, beginning of period	$ 7.87	$ 8.55	$ 8.49	$ 9.09	$ 8.69
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.33	$ 0.39	$ 0.41	$ 0.42	$ 0.44
Net realized and unrealized gain (loss) on investments	0.76	(0.69)	0.04	(0.63)	0.36
Net increase (decrease) from investment operations	$ 1.09	$ (0.30)	$ 0.45	$ (0.21)	$ 0.80
Distributions to shareowners:
Net investment income	$ 0.29	$ (0.36)	$ (0.37)	$ (0.39)	$ (0.35)
Tax return of capital	0.03	(0.02)	(0.02)	—	(0.05)
Total distributions	$ (0.32)	$ (0.38)	$ (0.39)	$ (0.39)	$ (0.40)
Net increase (decrease) in net asset value	$ 0.77	$ (0.68)	$ 0.06	$ (0.60)	$ 0.40
Net asset value, end of period	$ 8.64	$ 7.87	$ 8.55	$ 8.49	$ 9.09
Total return (b)	13.91%	(3.39)%	5.46%	(2.39)%	9.46%
Ratio of net expenses to average net assets	2.01%	2.02%	1.97%	1.90%	1.89%
Ratio of net investment income (loss) to average net assets	3.84%	4.83%	4.86%	4.75%	5.01%
Portfolio turnover rate	118%	94%	54%	48%	53%
Net assets, end of period (in thousands)	$ 6,828	$17,266	$34,513	$60,700	$143,587

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

46 Pioneer Global High Yield Fund | Annual Report | 10/31/21

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Class Y
Net asset value, beginning of period	$ 7.73	$ 8.41	$ 8.36	$ 8.95	$ 8.55
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.42	$ 0.47	$ 0.49	$ 0.50	$ 0.52
Net realized and unrealized gain (loss) on investments	0.74	(0.68)	0.03	(0.62)	0.36
Net increase (decrease) from investment operations	$ 1.16	$ (0.21)	$ 0.52	$ (0.12)	$ 0.88
Distributions to shareowners:
Net investment income	$ 0.38	$ (0.45)	$ (0.45)	$ (0.47)	$ (0.43)
Tax return of capital	0.03	(0.02)	(0.02)	—	(0.05)
Total distributions	$ (0.41)	$ (0.47)	$ (0.47)	$ (0.47)	$ (0.48)
Net increase (decrease) in net asset value	$ 0.75	$ (0.68)	$ 0.05	$ (0.59)	$ 0.40
Net asset value, end of period	$ 8.48	$ 7.73	$ 8.41	$ 8.36	$ 8.95
Total return (b)	15.14%	(2.37)%	6.43%	(1.41)%	10.60%
Ratio of net expenses to average net assets	0.90%	0.90%	0.96%	0.92%	0.91%
Ratio of net investment income (loss) to average net assets	5.01%	5.94%	5.85%	5.73%	5.96%
Portfolio turnover rate	118%	94%	54%	48%	53%
Net assets, end of period (in thousands)	$79,313	$70,002	$113,523	$133,015	$292,664
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.01%	0.96%	0.96%	0.92%	0.91%
Net investment income (loss) to average net assets	4.90%	5.88%	5.85%	5.73%	5.96%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Annual Report | 10/31/21 47

Notes to Financial Statements | 10/31/21

1. Organization and Significant Accounting Policies

Pioneer Global High Yield Fund (the “Fund”) is the sole portfolio comprising Pioneer Series Trust VII (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of October 31, 2021. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the "Adviser"). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the "Distributor").

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the year ended October 31, 2021. The

48 Pioneer Global High Yield Fund | Annual Report | 10/31/21

impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles ("U.S. GAAP"). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.	Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at

Pioneer Global High Yield Fund | Annual Report | 10/31/21 49

the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix or an insurance broker industry valuation models to provide an estimated value of the instrument. Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued

50 Pioneer Global High Yield Fund | Annual Report | 10/31/21

using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At October 31, 2021, eight securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or a third party insurance industry broker valuation model) representing 0.57% of net assets. The value of these fair valued securities was $1,303,660.

Pioneer Global High Yield Fund | Annual Report | 10/31/21 51

B.	Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.	Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any,

52 Pioneer Global High Yield Fund | Annual Report | 10/31/21

to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

At October 31, 2021, the Fund was permitted to carry forward indefinitely $19,436,589 of short-term and $281,279,446 of long-term losses.

During the year ended October 31, 2021, a capital loss carryforward of 9,671,425 was utilized to offset net realized gains by the Fund.

The tax character of distributions paid during the years ended October 31, 2021 and October 31, 2020, were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$10,171,960	$13,482,131
Tax return of capital	770,265	742,070
Total	$10,942,225	$14,224,201

Pioneer Global High Yield Fund | Annual Report | 10/31/21 53

The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2021:

2021
Distributable earnings:
Capital loss carryforward	$(300,716,035)
Dividend payable	(110,136)
Net unrealized depreciation	(4,580,266)
Total	$(305,406,437)

The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market of foreign currency contracts and swaps, adjustments relating to catastrophe bonds and swaps.

E.	Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $3,643 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2021.

F.	Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

54 Pioneer Global High Yield Fund | Annual Report | 10/31/21

G. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar

Pioneer Global High Yield Fund | Annual Report | 10/31/21 55

LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying markets. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to — or discontinuation of — LIBOR on the portfolio will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could materialize prior to June 30, 2023.

The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or

56 Pioneer Global High Yield Fund | Annual Report | 10/31/21

the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

COVID-19

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation have recently risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

H.	Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Pioneer Global High Yield Fund | Annual Report | 10/31/21 57

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at October 31, 2021 are listed in the Schedule of Investments.

I.	Insurance-Linked Securities (“ILS”)

The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult

58 Pioneer Global High Yield Fund | Annual Report | 10/31/21

to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

J.	Purchased Options

The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

The average market value of purchased options contracts open during the year ended October 31, 2021, was $37,917. Open purchased options at October 31, 2021, are listed in the Schedule of Investments.

K.	Option Writing

The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including

Pioneer Global High Yield Fund | Annual Report | 10/31/21 59

brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The average market value of written options for the year ended October 31, 2021, was $(99,902). Open written options contracts at October 31, 2021, are listed in the Schedule of Investments.

L.	Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 8).

During the year ended October 31, 2021, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.

The average market value of forward foreign currency exchange contracts open during the year ended October 31, 2021, was $8,599,253. Open forward foreign currency exchange contracts outstanding at October 31, 2021, are listed in the Schedule of Investments.

M.	Credit Default Swap Contracts

A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek

60 Pioneer Global High Yield Fund | Annual Report | 10/31/21

to increase the Fund’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

Pioneer Global High Yield Fund | Annual Report | 10/31/21 61

Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at October 31, 2021, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.

The average market value of credit default swap contracts open during the year ended October 31, 2021, was $(816,905). Open credit default swap contracts at October 31, 2021, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.70% of the Fund’s average daily net assets up to $500 million of the Fund’s average daily net assets; 0.65% of the next $500 million of the Fund’s average daily net assets; 0.60% of the next $500 million of the Fund’s average daily net assets; 0.55% of the next $500 million of the Fund’s average daily net assets; and 0.45% of the Fund’s average daily net assets over $2 billion. For the year ended October 31, 2021, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.70% of the Fund’s average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.14% and 0.90% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through March 1, 2022. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended October 31, 2021 are reflected on the Statement of Operations.

62 Pioneer Global High Yield Fund | Annual Report | 10/31/21

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $21,395 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2021.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended October 31, 2021, the Fund paid $7,532 in Trustees' compensation, which is reflected on the Statement of Operations as Trustees' fees. At October 31, 2021, the Fund had a payable for Trustees' fees on its Statement of Assets and Liabilities of $546.

4. Transfer Agent

During the period covered by the report DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2021, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications
Class A	$29,982
Class C	2,524
Class Y	10,186
Total	$42,692

5. Distribution Plan

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to

Pioneer Global High Yield Fund | Annual Report | 10/31/21 63

Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $5,760 in distribution fees payable to the Distributor at October 31, 2021.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2021, CDSCs in the amount of $286 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit ("credit facility"). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 3, 2021, the Fund participates in a facility in the amount of $450 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2021, the Fund had no borrowings under the credit facility.

64 Pioneer Global High Yield Fund | Annual Report | 10/31/21

7. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Pioneer Global High Yield Fund | Annual Report | 10/31/21 65

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of October 31, 2021.

	Derivative Assets	Derivatives	Non-Cash	Cash	Net Amount
	Subject to Master	Available for	Collateral	Collateral	of Derivative
Counterparty	Netting Agreement	Offset	Received (a)	Received (a)	Assets (b)
Bank of
America NA	$248,369	$ (58,486)	$ —	$ —	$189,883
Brown
Brothers & Co.	—	—	—	—	—
Goldman Sachs
International	—	—	—	—	—
HSBC Bank	—	—	—	—	—
JPMorgan Chase
Bank N.A.	33,122	(192)	—	—	32,930
State Street
Bank & Trust Co.	62,361	(3,223)	—	—	59,138
Total	$343,852	$(61,901)	$ —	$ —	$281,951

	Derivative Liabilities	Derivatives	Non-Cash	Cash	Net Amount
	Subject to Master	Available for	Collateral	Collateral	of Derivative
Counterparty	Netting Agreement	Offset	Pledged (a)	Pledged (a)	Liabilities (c)
Bank of
America NA	$ 58,486	$ (58,486)	$ —	$ —	$ —
Brown
Brothers & Co.	3,400	—	—	—	3,400
Goldman Sachs
International	61,065	—	—	—	61,065
HSBC Bank	12,327	—	—	—	12,327
JPMorgan Chase
Bank N.A.	192	(192)	—	—	—
State Street
Bank & Trust Co.	3,223	(3,223)	—	—	—
Total	$138,693	$(61,901)	$ —	$ —	$76,792

(a)	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount due from the counterparty in the event of default.
(c)	Represents the net amount payable to the counterparty in the event of default.

8. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

66 Pioneer Global High Yield Fund | Annual Report | 10/31/21

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2021, was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Assets and Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets
Options purchased*	$—	$—	$144,266	$—	$—
Net unrealized
appreciation on
forward foreign
currency contracts	—	—	119,571	—	—
Total Value	$—	$—	$263,837	$—	$—
Liabilities
Swap contracts,
at value	$—	$1,267,050	$—	$—	$—
Written options
outstanding			58,678	—	—
Total Value	$—	$1,267,050	$58,678	$—	$—

*	Reflects the market value of purchased option contracts (see Note 1J). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.

Pioneer Global High Yield Fund | Annual Report | 10/31/21 67

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2021, was as follows:

			Foreign
Statement	Interest	Credit	Exchange	Equity		Commodity
of Operations	Rate Risk	Risk	Rate Risk	Risk		Risk
Net realized gain (loss) on:
Options purchased*	$—	$—	$(166,694)	$—		$—
Written options	—	—	166,694	—		—
Forward foreign
exchange currency
contracts	—	—	214,947	—		—
Swap contracts	—	1,044,940	—	—		—
Total Value	$—	$1,044,940	$214,947	$—		$—
Change in net unrealized
appreciation
(depreciation) on:
Options purchased**	$—	$—	$108,932	$—	***	$—
Written options	—	—	33,546	—		—
Forward foreign
exchange currency
contracts	—	—	238,649	—		—
Swap contracts	—	(1,316,283)	—	—		—
Total Value	$—	$(1,316,283)	$381,127	$—	***	$—

*	Reflects the net realized gain (loss) on purchased option contracts (see Note 1J). These amounts are included in Net realized gain (loss) on investments in unaffiliated issuers, on the Statement of Operations.
**	Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1J). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the Statement of Operations.
***	Includes securities that are valued at $0.

9. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.

As of October 31, 2021, the Fund had no unfunded loan commitments outstanding.

10. Subsequent Event

Effective November 22, 2021, fund services transitioned to The Bank of New York Mellon Corporation (“BNY Mellon”). BNY Mellon is now the Fund's Transfer Agent, Custodian and Sub-Administrator.

68 Pioneer Global High Yield Fund | Annual Report | 10/31/21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VII and the Shareholders of Pioneer Global High Yield Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Global High Yield Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust VII (the “Trust”)), including the schedule of investments, as of October 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Global High Yield Fund (one of the funds constituting Pioneer Series Trust VII) at October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Pioneer Global High Yield Fund | Annual Report | 10/31/21 69

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
December 22, 2021

70 Pioneer Global High Yield Fund | Annual Report | 10/31/21

Additional Information (unaudited)

The percentages of the Fund’s ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 51.59%.

Pioneer Global High Yield Fund | Annual Report | 10/31/21 71

Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other

72 Pioneer Global High Yield Fund | Annual Report | 10/31/21

funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

Pioneer Global High Yield Fund | Annual Report | 10/31/21 73

Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Global High Yield Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2021 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2021, July 2021 and September 2021. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2021, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2021, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2021.

At a meeting held on September 21, 2021, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously

74 Pioneer Global High Yield Fund | Annual Report | 10/31/21

approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered Amundi US’s oversight of the process for transitioning custodian, transfer agent and sub-administration services to new service providers. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Pioneer Global High Yield Fund | Annual Report | 10/31/21 75

Performance of the Fund

In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.

The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the Fund’s management fee was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the expense ratio of the Fund’s Class Y shares was in the fourth quintile relative to its Strategic Insight peer group. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

76 Pioneer Global High Yield Fund | Annual Report | 10/31/21

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Pioneer Global High Yield Fund | Annual Report | 10/31/21 77

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.12 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

78 Pioneer Global High Yield Fund | Annual Report | 10/31/21

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

Pioneer Global High Yield Fund | Annual Report | 10/31/21 79

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.*

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.**

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

*	Note to shareowners: The Bank of New York Mellon (BNY Mellon) became the Fund's custodian and sub-administrator effective November 22, 2021.
**	Note to shareowners: BNY Mellon Investment Servicing (US), Inc. became the Fund's transfer agent effective November 22, 2021.

80 Pioneer Global High Yield Fund | Annual Report | 10/31/21

Independent Trustees

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Thomas J. Perna (71)	Trustee since 2006.	Private investor (2004 – 2008 and 2013 – present); Chairman	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	(2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc.	Solutions, Inc. (investor
and Trustee	trustee is elected	(technology products for securities lending industry); and Senior Executive	communications and securities
	or earlier retirement	Vice President, The Bank of New York (financial and securities services)	processing provider for financial
	or removal.	(1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner,	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell	Chairman, The Lakeville Journal
Jr. (70)	Serves until a successor	LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected		community newspaper group)
	or earlier retirement		(2015-present)
or removal.
Diane Durnin (64)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm)
	trustee is elected	(2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018):
	or earlier retirement	Executive Vice President Head of Product, BNY Mellon Investment
	or removal.	Management (2007-2012); Executive Director- Product Strategy, Mellon
Asset Management (2005-2007); Executive Vice President Head of
Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); and Senior Vice President Strategic
Product and Business Development, Dreyfus Corporation (1994-2000)

Pioneer Global High Yield Fund | Annual Report | 10/31/21 81

Independent Trustees (continued)

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Benjamin M. Friedman (77)	Trustee since 2008.	William Joseph Maier Professor of Political Economy, Harvard	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	University (1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Craig C. MacKay (58)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present);	Board Member of Carver Bancorp,
Trustee	Serves until a successor	Group Head – Leveraged Finance Distribution, Oppenheimer & Company	Inc. (holding company) and Carver
	trustee is elected or	(investment bank) (2006 – 2012); Group Head – Private Finance & High	Federal Savings Bank, NA (2017 –
	earlier retirement	Yield Capital Markets Origination, SunTrust Robinson Humphrey	present); Advisory Council Member,
	or removal.	(investment bank) (2003 – 2006); and Founder and Chief Executive	MasterShares ETF (2016 – 2017);
		Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and
Board Treasurer, Harlem Dowling
Westside Center (foster care
agency) (1999 – 2018)

82 Pioneer Global High Yield Fund | Annual Report | 10/31/21

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Lorraine H. Monchak (65)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves	Group, American International Group, Inc. (insurance company)
	until a successor trustee	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	is elected or earlier	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President –
	retirement or removal.	Asset/Liability Management Group, Federal Farm Funding Corporation
(government-sponsored issuer of debt securities) (1988 – 1990); Mortgage
Strategies Group, Shearson Lehman Hutton, Inc. (investment bank)
(1987 – 1988); and Mortgage Strategies Group, Drexel Burnham Lambert,
Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (73)	Trustee since 2001.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); and President and Chief	Income Fund, Inc. (closed-end
	trustee is elected or	Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret	investment company) (2004 –
	earlier retirement	Company) (investment banking firm) (1981 – 2019)	present); and Member, Board of
	or removal.		Governors, Investment Company
Institute (2000 – 2006)
Fred J. Ricciardi (74)	Trustee since 2014.	Private investor (2020 – present); Consultant (investment company	None
Trustee	Serves until a successor	services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and
	trustee is elected or	investment company services) (1969 – 2012); Director, BNY International
	earlier retirement	Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas
	or removal.	Investment Corp. (financial services) (2009 – 2012); Director, Financial
Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland
(offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY
Securities Services, Ltd., Ireland (financial services) (1999-2006); and
Chairman, BNY Alternative Investment Services, Inc. (financial services)
(2005-2007)

Pioneer Global High Yield Fund | Annual Report | 10/31/21 83

Interested Trustees

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Trustee During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Lisa M. Jones (59)*	Trustee since 2017.	Director, CEO and President of Amundi US, Inc. (investment management	None
Trustee, President and	Serves until a successor	firm) (since September 2014); Director, CEO and President of Amundi Asset
Chief Executive Officer	trustee is elected or	Management US, Inc. (since September 2014); Director, CEO and President
	earlier retirement	of Amundi Distributor US, Inc. (since September 2014); Director, CEO and
	or removal	President of Amundi Asset Management US, Inc. (since September 2014);
Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset
Management US, Inc. (September 2014 – 2018); Managing Director,
Morgan Stanley Investment Management (investment management firm)
(2010 – 2013); Director of Institutional Business, CEO of International,
Eaton Vance Management (investment management firm) (2005 – 2010);
and Director of Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (63)*	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management
	trustee is elected or	firm); Director and Executive Vice President and Chief Investment Officer,
	earlier retirement	U.S. of Amundi US (since 2008); Executive Vice President and Chief
	or removal	Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009);
Portfolio Manager of Amundi US (since 1999); and Director of Amundi
Holdings US, Inc. (since 2017)

*	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

84 Pioneer Global High Yield Fund | Annual Report | 10/31/21

Fund Officers

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Officer During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Christopher J. Kelley (56)	Since 2003. Serves at	Vice President and Associate General Counsel of Amundi US since January	None
Secretary and Chief	the discretion of	2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since
Legal Officer	the Board	June 2010; Assistant Secretary of all of the Pioneer Funds from September
2003 to May 2010; and Vice President and Senior Counsel of Amundi US
from July 2002 to December 2007
Thomas Reyes (58)	Since 2010. Serves at	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	the discretion of	Secretary of all the Pioneer Funds since June 2010; and Counsel of
	the Board	Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (57)	Since 2021. Serves at	Senior Vice President – Fund Treasury of Amundi US; Treasurer of all of	None
Treasurer and Chief	the discretion of	the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer
Financial and	the Board	Funds from January 2021 to May 2021; and Chief of Staff, US Investment
Accounting Officer		Management of Amundi US from May 2008 to January 2021
Luis I. Presutti (56)	Since 2001. Serves at	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer	None
Assistant Treasurer	the discretion of	of all of the Pioneer Funds since 1999
the Board
Gary Sullivan (63)	Since 2002. Serves at	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	the discretion of	Treasurer of all of the Pioneer Funds since 2002
the Board
Antonio Furtado (39)	Since 2020. Serves at	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	the discretion of	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund
	the Board	Treasury Analyst from 2012 - 2020

Pioneer Global High Yield Fund | Annual Report | 10/31/21 85

Fund Officers (continued)

Name, Age and			Other Directorships
Position Held With	Term of Office and		Held by Officer During At
the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	Least The Past Five Years
Michael Melnick (50)	Since July 2021.	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	Serves at the	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of
	discretion of the Board	Regulatory Reporting of Amundi US from 2001 – 2021; and Director of
Tax of Amundi US from 2000 - 2001
John Malone (50)	Since 2018. Serves at	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	the discretion of	Management; Amundi Asset Management US, Inc.; and the Pioneer Funds
	the Board	since September 2018; and Chief Compliance Officer of Amundi Distributor
US, Inc. since January 2014.
Kelly O’Donnell (50)	Since 2006. Serves at	Vice President – Amundi Asset Management; and Anti-Money Laundering	None
Anti-Money Laundering	the discretion of	Officer of all the Pioneer Funds since 2006
Officer	the Board

86 Pioneer Global High Yield Fund | Annual Report | 10/31/21

This page was intentionally left blank.

Pioneer Global High Yield Fund | Annual Report | 10/31/21 87

This page was intentionally left blank.

88 Pioneer Global High Yield Fund | Annual Report | 10/31/21

This page was intentionally left blank.

Pioneer Global High Yield Fund | Annual Report | 10/31/21 89

This page was intentionally left blank.

90 Pioneer Global High Yield Fund | Annual Report | 10/31/21

This page was intentionally left blank.

Pioneer Global High Yield Fund | Annual Report | 10/31/21 91

This page was intentionally left blank.

92 Pioneer Global High Yield Fund | Annual Report | 10/31/21

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, RI 02940-8097

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 19440-15-1221

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $37,700 payable to Ernst & Young LLP for the year ended October 31, 2021 and $37,700 for the year ended October 31, 2020.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2021 or 2020.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $13,915 and $13,915 during the fiscal years ended October 31, 2021 and 2020, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2021 or 2020.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended October 31 2021 and 2020, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $13,915 and $13,915 during the fiscal years ended October 31, 2021 and 2020, respectively.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust VII

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date January 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date January 3, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Fund Treasurer

Date January 3, 2022

* Print the name and title of each signing officer under his or her signature.